UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2007
Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     On March 28, 2007, Dana Corporation (Dana) filed its unaudited Monthly Operating Reports for the months ended December 31, 2006 and January 31, 2007 with the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court) (In re Dana Corporation, et al., Case No. 06-10354 (BRL)). Copies of those reports are contained in the attached Exhibits 99.1 and 99.2
     These Monthly Operating Reports were prepared solely for the purpose of complying with the monthly reporting requirements of, and are in a format acceptable to, the Office of the United States Trustee, Southern District of New York, and they should not be relied upon for investment purposes. The Monthly Operating Reports are limited in scope and cover a limited time period. The financial information that they contain is unaudited.
     The financial statements in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Reports present condensed financial information of Dana and its debtor and non-debtor subsidiaries with Dana Credit Corporation (DCC) accounted for on an equity basis, rather than on a consolidated basis as required by GAAP.
     Readers should not place undue reliance upon the financial information in the Monthly Operating Reports, as there can be no assurance that such information is complete. The Monthly Operating Reports may be subject to revision. The information in the Monthly Operating Reports should not be viewed as indicative of future results.
     Additional information about Dana’s filing under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 cases, is available online at http://www.dana.com/reorganization.
     The Monthly Operating Reports are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Dana Corporation’s Monthly Operating Report for the Month Ended December 31, 2006 (furnished but not filed)

99.2	Dana Corporation’s Monthly Operating Report for the Month Ended January 31, 2007 (furnished but not filed)

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Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation
(Registrant)

Date: March 28, 2007	By:	/s/ Kenneth A. Hiltz

Kenneth A. Hiltz
Chief Financial Officer

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Exhibit Index
99.1	Dana Corporation’s Monthly Operating Report for the Month Ended December 31, 2006 (furnished but not filed)

99.2	Dana Corporation’s Monthly Operating Report for the Month Ended January 31, 2007 (furnished but not filed)

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